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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                FORM 8-K/A

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                             August 6, 2009
                           ------------------

                            ENTEST BIOMEDICAL, INC.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                 NEVADA
             ----------------------------------------------
             (State or Other Jurisdiction of Incorporation)

             333-154989                         26-3431263
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

             4700 Spring Street, St 203, La Mesa California, 91941
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                                619 702 1404
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 6, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 6, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements from inception on September 24, 2008 through September 30, 2008 contained a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

b) On August 6, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a) (2) (i) or (ii) of Regulation S-K.

c) the Public Company Accounting Oversight Board ("Board" or"PCAOB") revoked the registration of Moore & Associates, Chartered on the basis of its findings concerning Moore and Associates Chartered's violations of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, PCAOB rules and auditing standards in auditing the financial statements of three issuer clients from 2006 to 2008, PCAOB rules and quality controls standards, and noncooperation with a Board investigation. None of the three aforementioned three issuer clients was Entest BioMedical,Inc.

The registrant has contacted Moore and Associates, Chartered in order that Moore and Associates, Chartered may furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The registrant has been informed by Moore and Associates, Chartered that this letter will not be provided.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 3, 2009

By: /s/David Koos
 ------------------------------
Name: David Koos
Title:  CEO